SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 6, 1998


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                -----------------
                 (State or other jurisdiction of incorporation)



      000-22609                                            84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)



555 Seventeenth Street, Suite 1000           Denver, Colorado              80202
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code: 303-291-1400
                                                           -------------

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS

         On January 6, 1998, the Registrant and Phoenix Network, Inc., a Delaware corporation ("Phoenix"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") among Phoenix, the Registrant and a wholly-owned subsidiary of the Registrant, providing for the merger that will result in Phoenix becoming a subsidiary of the Registrant. Copies of the mutual press release dated January 6, 1998 of Phoenix and the Registrant announcing the merger and the Merger Agreement have been filed with the Securities and Exchange Commission by Phoenix as Exhibits 99.1 and 99.2 to the Current Report on Form 8-K of Phoenix dated January 8, 1998 and are hereby incorporated by reference herein.

         On January 6, 1998, the Registrant and 21 stockholders of Phoenix entered into voting agreements providing for, among other things, (1) the obligation of the stockholders to vote the shares of Phoenix capital stock beneficially owned by them to approve the Merger Agreement and the merger and against other business combination transactions involving Phoenix and its subsidiaries and to grant to the Registrant an irrevocable proxy in connection therewith and (2) certain restrictions on the sale or other transfer of such shares of Phoenix capital stock. The stockholders beneficially own 22.22% of the shares of Phoenix common stock and 100% of the shares of Phoenix preferred stock, in each case outstanding as of December 31, 1997. A form of the voting agreements is attached as Exhibit A to the Merger Agreement and is incorporated by reference herein.

         The Registrant cautions that the press release contains forward-looking statements that include, among others, statements concerning the Registrant's plans to complete a 16,000 route mile coast-to-coast, technologically advanced, fiber optic telecommunications network (the "QWEST Network"), expectations as to funding its capital requirements, anticipated expansion of carrier and commercial services and other statements of expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts. The Registrant cautions that these forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. The most important factors that could prevent the Registrant from achieving its stated goals include, but are not limited to, failure by the Registrant to (i) manage effectively and cost efficiently the construction of the route segments, (ii) enter into additional customer contracts to sell dark fiber or provide high volume capacity and otherwise expand its telecommunications customer base on the on the QWEST Network and (iii) obtain additional rights-of-way and maintain all necessary rights-of-way.


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

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


             Exhibit 2.1 Agreement and Plan of Merger dated as of December 31, 1997 among Phoenix Network, Inc., the Registrant and Qwest 1997-5 Acquisition Corp.(1)

             Exhibit 99.1 Press release of Phoenix Network, Inc. and the Registrant dated January 6, 1998.(2)


--------

(1) Filed as Exhibit 99.2 to the Current Report on Form 8-K of Phoenix Network, Inc. dated January 8, 1998 and filed with the Commission on January 8, 1998, and incorporated herein by reference.

(2) Filed as Exhibit 99.1 to the Current Report on Form 8-K of Phoenix Network, Inc. dated January 8, 1998 and filed with the Commission on January 8, 1998, and incorporated herein by reference.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ---------------


                                         QWEST COMMUNICATIONS INTERNATIONAL INC.




DATE:  January 12, 1998                  By: /s/ Robert S. Woodruff
                                            ------------------------
                                            Robert S. Woodruff
                                            Executive Vice President - Finance,
                                            Chief Financial Officer and
                                            Treasurer

                                  EXHIBIT INDEX


             Exhibit 2.1 Agreement and Plan of Merger dated as of December 31, 1997 among Phoenix Network, Inc., the Registrant and Qwest 1997-5 Acquisition Corp.(1)

             Exhibit 99.1 Press release of Phoenix Network, Inc. and the Registrant dated January 6, 1998.(2)

--------
(1) Filed as Exhibit 99.2 to the Current Report on Form 8-K of Phoenix Network, Inc. dated January 8, 1998 and filed with the Commission on January 8, 1998, and incorporated herein by reference.

(2) Filed as Exhibit 99.1 to the Current Report on Form 8-K of Phoenix Network, Inc. dated January 8, 1998 and filed with the Commission on January 8, 1998, and incorporated herein by reference.


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